Exhibit 10.3
INTERCOMPANY BALANCE SETTLEMENT
AND RELEASE AGREEMENT
This Intercompany Balance Settlement and Release Agreement, dated as of August 10, 2011 (this “Release”), by and among the parties hereto is being executed and delivered pursuant to Sections 2.6(h) and 2.7(j) of that certain Stock Purchase Agreement dated as of the date hereof (the “Stock Purchase Agreement”) by and between Grubb & Ellis Company, a Delaware corporation (“Seller”), and IUC-SOV, LLC, a Delaware limited liability company (“Purchaser”). Capitalized terms used in this Release without definition have the respective meanings given to them in the Stock Purchase Agreement. This Release is being executed and delivered by Seller and each of the Acquired Companies.
WHEREAS, pursuant to the Stock Purchase Agreement, Seller, among other things, sold all of the issued and outstanding shares of common stock of the Company to Purchaser, and Purchaser is causing the Company and each other Acquired Company to execute and deliver this Release;
WHEREAS, the financial position, liquidity and prospects (among other things) of the Acquired Companies will be substantially improved as a result of the transactions and agreements contemplated by the Stock Purchase Agreement; and
WHEREAS, the Acquired Companies have agreed to waive all rights to company reimbursement (“Side B”) and company liability (“Entity”) coverage under all directors and officers (“D&O”) insurance policies maintained by Seller, including a waiver of any right to seek reimbursement for indemnification payments made to directors and officers and for claims against the Acquired Companies.
NOW, THEREFORE, Seller and each Acquired Company, for good and valuable consideration, including the transactions and agreements contemplated by the Stock Purchase Agreement and the mutual releases and agreements contemplated by this Release, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, hereby agree as follows:
Acquired Company General Release
Each Acquired Company (each, an “Acquired Company Releasing Person”) hereby releases and forever discharges Seller and its Subsidiaries (other than the Acquired Companies) (“Seller Released Persons”) from any and all claims, demands, Actions, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which each Acquired Company Releasing Person now has, has ever had or may hereafter have against the respective Seller Released Person arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, fact or event occurring contemporaneously with or prior to the Closing, including but not limited to (i) all rights and obligations under that certain Services Agreement dated as of January 1, 2011 by and among Seller, the Company and the other parties thereto (the “Services

Agreement”), (ii) all other Contracts and arrangements, and rights and obligations under such Contracts and arrangements, between an Acquired Company Releasing Person, on the one hand, and any Seller Released Person, on the other hand, (iii) all intercompany payables and any other financial obligations or amounts owed to any Acquired Company Releasing Person by any Seller Released Person and (iv) rights to indemnification or reimbursement from any Seller Released Person, whether pursuant to organizational document, contract or otherwise; provided, however, that nothing contained herein shall operate to release (i) any obligations of any Seller Released Person under the Stock Purchase Agreement or any of the Transaction Documents, (ii) any monetary or other obligations arising under the Subcontracted Management Agreements with respect to services performed after the Closing, (iii) any obligations under any Contracts entered into by any Seller Released Party as an agent for one or more third parties relating to the provision of real estate services, including leasing and sales brokerage and (iv) any indemnification and related obligations of the Seller Released Persons under the Subcontracted Management Agreements (or any previously expired or terminated sub-management agreements between an Acquired Company and Grubb & Ellis Management Services, Inc. “GEMS”) to the extent arising after the Closing. For the avoidance of doubt, with respect to clause (iv) of the preceding proviso, any outstanding claim or request, and any known (by the officers of the Acquired Companies) claim or request, for indemnification under the Subcontracted Management Agreements (in each case as of the Closing) shall be released pursuant to the foregoing sentence, and any new claim or request for indemnification under the Subcontracted Management Agreements asserted after the Closing and unknown as of the Closing (even if related to pre-Closing facts, events or circumstances) will not be released pursuant to the foregoing sentence. Each Acquired Company Releasing Person hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Seller Released Person or D&O insurer, based upon any matter purported to be released hereby.
“Subcontracted Management Agreements” shall mean the property management services subcontract arrangements between GEMS and the Acquired Companies described under Item 21 of Section 4.6 of the Disclosure Schedule.
Each Acquired Company hereby forever waives any and all rights to Side B and entity coverage under all D&O insurance policies maintained by any Seller Released Person, including without limitation all rights to and under Insuring Agreement I.B and I.C of ACE American Insurance Policy DON G24583879 002, National Union Fire Insurance Company Policy 013901552, Axis Insurance Company Policy MCN736092012010 and Beazley Insurance Company Policy V1133F100101. The waiver by each Acquired Company includes a waiver of any right to seek reimbursement for indemnification payments made by such Acquired Company to any of its directors and officers and for any claims against such Acquired Company. Each Acquired Company further agrees to cooperate with each Seller Released Person to obtain policy endorsements reflecting and consistent with this waiver from all applicable D&O insurers, including but not necessarily limited to ACE American Insurance Policy, National Union Fire Insurance Company Policy, Axis Insurance Company and Beazley Insurance Company.

2

Without in any way limiting any of the rights and remedies otherwise available to any Seller Released Person, each Acquired Company Releasing Person shall indemnify and hold harmless each Seller Released Person from and against any loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the Acquired Company Releasing Party of any claim or other matter purported to be released pursuant to this Release or (ii) the assertion by any third party of any claim or demand against any Seller Released Person, which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the Acquired Company Releasing Person against such third party of any claims or other matters purported to be released pursuant to this Release.
Seller General Release
Seller, on behalf of itself and each of its Subsidiaries (other than the Acquired Companies) (each, a “Seller Releasing Person”) hereby releases and forever discharges each Acquired Company (“Acquired Company Released Persons”) from any and all claims, demands, Actions, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which each Seller Releasing Person now has, has ever had or may hereafter have against the respective Acquired Company Released Person arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, fact or event occurring contemporaneously with or prior to the Closing, including but not limited to (i) all rights and obligations under the Services Agreement, (ii) all other Contracts and arrangements, and rights and obligations under such Contracts and arrangements, between a Seller Releasing Person, on the one hand, and any Acquired Company Released Person, on the other hand, (iii) all intercompany payables and any other financial obligations or amounts owed to any Seller Releasing Person by any Acquired Company Released Person and (iv) rights to indemnification or reimbursement from any Acquired Company Released Person, whether pursuant to organizational document, contract or otherwise; provided, however, that nothing contained herein shall operate to release (i) any obligations of any Acquired Company Released Person under the Stock Purchase Agreement or any of the Transaction Documents, (ii) any monetary or other obligations arising under the Subcontracted Management Agreements with respect to services performed after the Closing, (iii) any obligations under any Contracts entered into by any Seller Released Party as an agent for one or more third parties relating to the provision of real estate services, including leasing and sales brokerage and (iv) any indemnification and related obligations of the Acquired Companies under the Subcontracted Management Agreements (or any previously expired or terminated sub-management agreements between an Acquired Company and GEMS) to the extent arising after the Closing. For the avoidance of doubt, with respect to clause (iv) of the preceding proviso, any outstanding claim or request, and any known (by the officers of the Seller) claim or request, for indemnification under the Subcontracted Management Agreements (in each case as of the Closing) shall be released pursuant to the foregoing sentence, and any new claim or request for indemnification under the Subcontracted Management Agreements asserted after the Closing and unknown as of the Closing (even if related to pre-Closing facts, events or circumstances) will not be released pursuant to the foregoing sentence. Each Seller Releasing Person hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Acquired Company Released Person, based upon any matter purported to be released hereby.

3

Without in any way limiting any of the rights and remedies otherwise available to any Acquired Company Released Person, each Seller Releasing Person shall indemnify and hold harmless each Acquired Company Released Person from and against any loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the Seller Releasing Party of any claim or other matter purported to be released pursuant to this Release or (ii) the assertion by any third party of any claim or demand against any Acquired Company Released Person, which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the Seller Releasing Person against such third party of any claims or other matters purported to be released pursuant to this Release.
General
If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
Each current Subsidiary of Seller as of the date of this Release shall be a third party beneficiary of this Release and shall be entitled to all legal and equitable rights, benefits and remedies of any nature whatsoever (including rights of enforcement) as if it were a party hereto, even if such Subsidiary of Seller shall cease to be a Subsidiary of Seller at any time after the date of this Release.
This Release may not be changed except in a writing signed by the person or persons against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of New York without regard to principles of conflicts of law.
By signing below, each Acquired Company Releasing Person and Seller Releasing Person expressly waives any benefits of Law which may provide:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS, HER OR ITS FAVOR AT THE TIME OF EXECUTING THIS RELEASE, WHICH IF KNOWN BY HIM, HER OR IT MUST HAVE MATERIALLY AFFECTED HIS, HER OR ITS SETTLEMENT WITH THE DEBTOR.”
All words used in this Release will be construed to be of such gender or number as the circumstances require.
*******

4

IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Intercompany Balance Settlement and Release Agreement as of the date set forth in the first paragraph hereof.

SELLER: GRUBB & ELLIS COMPANY, a Delaware Corporation
By:	/s/ Michael Rispoli
	Name:	Michael Rispoli
	Title:	Executive Vice President and Chief Financial Officer

ACQUIRED COMPANIES:

DAYMARK REALTY ADVISORS, INC., a Delaware corporation,

By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN REALTY ADVISORS, INC., a Delaware corporation,

By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

GRUBB & ELLIS REALTY INVESTORS, LLC, a Virginia limited liability company,

By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 1 to the Intercompany Balance Settlement and Release Agreement]

NNN/ROC APARTMENT HOLDINGS, LLC, a Virginia limited liability company,

By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Member

	By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

By:	Grubb & Ellis Housing, LLC, a Virginia limited liability company, Its Member

	By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member

		By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Sole Member

			By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN APARTMENT HOLDINGS, LLC, a Virginia limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO
[Signature Page 2 to the Intercompany Balance Settlement and Release Agreement]

NNN ENCLAVE APARTMENTS LEASECO, LLC, a Delaware limited liability company,

By:	NNN/ROC Apartment Holdings, LLC, a Virginia limited liability company, Its Sole Member

	By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Member

		By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

	By:	Grubb & Ellis Housing, LLC, a Virginia limited liability company, Its Member

		By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member

			By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Sole Member

				By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 3 to the Intercompany Balance Settlement and Release Agreement]

NNN HIGHBROOK LEASECO, LLC, a Delaware limited liability company,

By:	NNN/ROC Apartment Holdings, LLC, a Virginia limited liability company, Its Sole Member

	By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Member

		By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

	By:	Grubb & Ellis Housing, LLC, a Virginia limited liability company, Its Member

		By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member

			By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Sole Member

				By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 4 to the Intercompany Balance Settlement and Release Agreement]

NNN LANDING APARTMENTS LEASECO, LLC, a Delaware limited liability company,

By:	NNN/ROC Apartment Holdings, LLC, a Virginia limited liability company, Its Sole Member

	By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Member

		By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

	By:	Grubb & Ellis Housing, LLC, a Virginia limited liability company, Its Member

		By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member

			By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Sole Member

				By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 5 to the Intercompany Balance Settlement and Release Agreement]

NNN PARKWAY CROSSING LEASECO, LLC, a Delaware limited liability company,

By:	NNN/ROC Apartment Holdings, LLC, a Virginia limited liability company, Its Sole Member

	By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Member

		By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

	By:	Grubb & Ellis Housing, LLC, a Virginia limited liability company, Its Member

		By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member

			By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Sole Member

				By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN COLLATERALIZED SENIOR NOTES, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO
[Signature Page 6 to the Intercompany Balance Settlement and Release Agreement]

NNN PARK AT SPRING CREEK LEASCO, LP, a Texas limited partnership,

By:	NNN Apartment Holdings, LLC, a Virginia limited liability company, Its General Partner

	By:		Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

		By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN 6320 LAMAR, LLC, a Virginia limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:		/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

NNN 816 CONGRESS, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:		/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO
[Signature Page 7 to the Intercompany Balance Settlement and Release Agreement]

NNN LENOX C-F MEMBER, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN MET CENTER 10 SPE, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN/SOF AVALLON MEMBER, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 8 to the Intercompany Balance Settlement and Release Agreement]

NNN 200 GALLERIA MEMBER, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:		/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

GRUBB & ELLIS HOUSING, LLC, a Virginia limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

	By:		/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

NNN ST. CHARLES LEASECO, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Housing, LLC, a Virginia limited liability company, Its Managing Member

	By:		Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member

		By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 9 to the Intercompany Balance Settlement and Release Agreement]

NNN SANCTUARY AT HIGHLAND OAKS LEASECO, LLC, a Delaware limited liability company,

By:	Grubb & Ellis Housing, LLC, a Virginia limited liability company, Its Managing Member

	By:		Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member

		By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN SANCTUARY AT HIGHLAND OAKS TRUSTEE, LLC, A Delaware limited liability Company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Sole Member,

	By:		/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

BELTWAY 8 MANAGER, LLC, a Delaware limited liability company,

By:	Sponsor Manager, LLC, a Delaware limited liability company, Its Managing Member,

	By:		/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO
[Signature Page 10 to the Intercompany Balance Settlement and Release Agreement]

TRIPLE NET PROPERTIES REALTY, INC., a California corporation,

By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

GRUBB & ELLIS RESIDENTIAL MANAGEMENT, INC., a Delaware corporation,

By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO

SPONSOR MANAGER, LLC, a Delaware limited liability company,

By:	NNN Realty Advisors, Inc., a Delaware corporation, Its Sole Member

	By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

DAYMARK CAPITAL, LLC, a Delaware limited liability company,

By:	Daymark Realty Advisors, Inc., a Delaware corporation, Its Sole Member,

	By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 11 to the Intercompany Balance Settlement and Release Agreement]

NNN SERIES A HOLDINGS, LLC, a Delaware limited liability company,

By:	NNN Collateralized Senior Notes, LLC, a Delaware limited liability company, Its Sole Member

	By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

		By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

NNN 200 GALLERIA, LLC, a Delaware limited liability company,

By:	NNN 200 Galleria Member, LLC, a Delaware limited liability company, Its Sole Member

	By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Managing Member,

		By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

OAK PARK OFFICE CENTER, LLC a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Manager,

	By:	/s/ Todd A. Mikles

Name: Todd A. Mikles
Title: President and CEO
[Signature Page 12 to the Intercompany Balance Settlement and Release Agreement]

PLANTATIONS AT HAYWOOD, LLC a Delaware limited liability company,

By:	Plantations at Haywood Member, LLC a Delaware limited liability company Its Sole Member,

	By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Manager,

	By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO

PLANTATIONS AT HAYWOOD MEMBER, LLC a Delaware limited liability company,

By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, Its Manager,

	By:	/s/ Todd A. Mikles Name: Todd A. Mikles
Title: President and CEO
[Signature Page 13 to the Intercompany Balance Settlement and Release Agreement]